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Exhibit 15.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-163825) of Millicom International Cellular S.A. of our report dated March 3, 2011 relating to the financial statements and the effectiveness of internal control over financial reporting which appears in Millicom International Cellular S.A.'s Annual Report on Form 20-F.

/s/ PricewaterhouseCoopers S.à r.l.

Luxembourg—March 3, 2011

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  Exhibit 15.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM